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                                                                      EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT


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
                                                            JURISDICTION OF
                                                            INCORPORATION OR                BUSINESS NAME OF
              NAME OF SUBSIDIARY                             ORGANIZATION                      SUBSIDIARY
-----------------------------------------------    ---------------------------------    ------------------------
Old National Bank                                  United States of America             Old National Bank
    (Lawrenceville, Illinois)
Orange County Bank                                 Indiana                              Orange County Bank
    (Paoli, Indiana)
First National Bank and Trust Company              United States of America             First National Bank and
    (Carbondale, Illinois)                                                              Trust Company
Old National Realty Company, Inc.                  Indiana                              Old National Realty
    (Evansville, Indiana)                                                               Company, Inc.
Indiana Old National Insurance Company             Arizona                              Indiana Old National
    (Evansville, Indiana)                                                               Insurance Company
ONB Finance Company                                Indiana                              ONB Finance
    (Terre Haute, Indiana)
Old National Trust Company                         United States of America             Old National Trust
    (Evansville, Indiana)                                                               Company
Old National Trust Company-Kentucky                United States of America             Old National Trust
    (Morganfield, Kentucky)                                                             Company-Kentucky
Old National Trust Company-Illinois                United States of America             Old National Trust
    (Mt. Carmel, Illinois)                                                              Company-Illinois
ONB Capital Trust I                                Delaware                             ONB Capital Trust I
    (Evansville, Indiana)
ONB Capital Trust II                               Delaware                             ONB Capital Trust II
    (Evansville, Indiana)
ONB Capital Trust III                              Delaware                             ONB Capital Trust III
    (Evansville, Indiana)
ONB Capital Trust IV                               Delaware                             ONB Capital Trust IV
    (Evansville, Indiana)
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